================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 14, 2006

                              APPLETON PAPERS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   333-82084               36-2556469
  ----------------------------       ------------         -------------------
  (State or other jurisdiction       (Commission           (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

  825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin      54912-0359
  -----------------------------------------------------------      ----------
           (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 920-734-9841


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02  Results of Operations and Financial Condition

     On August 14, 2006, Appleton Papers Inc. issued a press release announcing its results of operations for the fiscal quarter ended July 2, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

      (d)  Exhibit Number   Description
           --------------   ----------------------------------------------------
               99.1         Press Release Dated August 14, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 14, 2006                                      Appleton Papers Inc.


                                                           By /s/ Steve Kula
                                                              -----------------
                                                              Controller

Exhibit Number   Description
--------------   ---------------------------------------------------------------
    99.1         Press Release Dated August 14, 2006